                                                                      EXHIBIT 24

                           FORD MOTOR CREDIT COMPANY

                            CERTIFICATE OF SECRETARY

     The undersigned, Hurley D. Smith, Secretary of FORD MOTOR CREDIT COMPANY, a Delaware corporation (the "Company"), DOES HEREBY CERTIFY that the resolutions attached as Exhibit 1 to this Certificate were duly adopted by the Board of Directors of the Company on February 26, 1999, at a meeting duly called and held at which a quorum was present and acted throughout, and such resolutions have not been amended, modified, rescinded or revoked and are in full force and effect on the date hereof.

     WITNESS my hand and the seal of the Company this 25th day of March, 1999.

                                          /s/ HURLEY D. SMITH

                                          --------------------------------------
                                          Hurley D. Smith
                                          Secretary

[Corporate Seal]

                                                                       EXHIBIT 1

                                  RESOLUTIONS

     RESOLVED, That preparation of an Annual Report of the Company on Form 10-K for the year 1998, including exhibits and other documents, to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, be and it hereby is in all respects authorized and approved; that the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute on their own behalf, or in the name and on behalf of the Company, or both, as the case may be, such Annual Report, and any and all amendments thereto, with such changes therein as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof; and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause such Annual Report and any such amendments, so executed, to be filed with the Commission.

     RESOLVED, That each officer and director who may be required to sign and execute such Annual Report or any amendment thereto or document in connection therewith (whether in the name and on behalf of the Company, or as an officer or director of the Company, or otherwise), be and hereby is authorized to execute a power of attorney appointing P. Paillart, D. P. Cosper, E. S. Acton, H. D. Smith, R. P. Conrad and S. P. Thomas, and each of them, severally, his true and lawful attorney or attorneys to sign in his name, place and stead in any such capacity such Annual Report and any and all amendments thereto and documents in connection therewith, and to file the same with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform in the name and on behalf of each of said officers and directors who shall have executed such power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as such officers or directors might or could do in person.

                       POWER OF ATTORNEY WITH RESPECT TO
                           ANNUAL REPORT ON FORM 10-K
                          OF FORD MOTOR CREDIT COMPANY

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, an officer and/or director of FORD MOTOR CREDIT COMPANY, does hereby constitute and appoint
P. Paillart, D. P. Cosper, E. S. Acton, H. D. Smith, R. P. Conrad and S. P. Thomas, and each of them, severally, his true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his name (whether on behalf of FORD MOTOR CREDIT COMPANY, or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the seal of FORD MOTOR CREDIT COMPANY, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable FORD MOTOR CREDIT COMPANY to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the Annual Report of FORD MOTOR CREDIT COMPANY on Form 10-K for the year 1998 and any and all amendments thereto, as heretofore duly authorized by the Board of Directors of FORD MOTOR CREDIT COMPANY, including specifically but without limitation thereto, power and authority to sign his name (whether on behalf of FORD MOTOR CREDIT COMPANY, or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the seal of FORD MOTOR CREDIT COMPANY, or otherwise) to such Annual Report and to any such amendments to be filed with the Securities and Exchange Commission, or any of the exhibits or financial statements and schedules filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, each of the undersigned has signed his name hereto as of the 26th day of February, 1999.

            E. S. ACTON                               D. C. FLANIGAN
------------------------------------       ------------------------------------
           (E. S. Acton)                             (D. C. Flanigan)

           T. D. CHENAULT                            M. S. MACDONALD
------------------------------------       ------------------------------------
          (T. D. Chenault)                          (M. S. Macdonald)

            K. J. COATES                               P. PAILLART
------------------------------------       ------------------------------------
           (K. J. Coates)                             (P. Paillart)

            J. M. DEVINE                               G. C. SMITH
------------------------------------       ------------------------------------
           (J. M. Devine)                             (G. C. Smith)